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                                                                       EXHIBIT 1



                             JOINT FILING AGREEMENT



                  By this Agreement, the undersigned agree that this Statement on Schedule 13D being filed on or about this date, and any subsequent amendments thereto filed by any of us, with respect to the securities of Vivendi Universal S.A. is being filed on behalf of each of us.

DATED:   January 8, 2002

                                    EDGAR M. BRONFMAN, individually, as trustee under certain trusts for the benefit of descendants of the late Samuel Bronfman, as Managing Partner of Bronfman Associates and as trustee or director of certain charitable foundations

                                    By:  /s/ Frank W. Raysor, II
                                         ------------------------------
                                         Frank W. Raysor, II
                                         Attorney-in-Fact (Pursuant to a Power
                                         of Attorney previously filed with the
                                         Securities and Exchange Commission)


                                    THE HON. CHARLES R. BRONFMAN, individually, as trustee under a certain trust for the benefit of descendants of the late Samuel Bronfman and as director or trustee of certain charitable foundations

                                    By:  /s/ Michel Boucher
                                         ------------------------------
                                         Michel Boucher
                                         Attorney-in-Fact (Pursuant to a Power
                                         of Attorney previously filed with the
                                         Securities and Exchange Commission)

                                    PHYLLIS LAMBERT, as trustee under a certain trust for the benefit of descendants of the late Samuel Bronfman and as director of certain charitable foundations

                                    By:  /s/ Michel Boucher
                                         ------------------------------
                                         Michel Boucher
                                         Attorney-in-Fact


                                    SAMUEL BRONFMAN II, individually and as
                                    trustee of a certain charitable foundation

                                    By:  /s/ Matthew Bronfman
                                         ------------------------------
                                         Matthew Bronfman
                                         Attorney-in-Fact (Pursuant to a Power
                                         of Attorney previously filed with the
                                         Securities and Exchange Commission)


                                    EDGAR BRONFMAN, JR., individually, as
                                    trustee under a certain trust for the
                                    benefit of descendants of the late Samuel
                                    Bronfman and as trustee of a certain
                                    charitable foundation

                                    By:  /s/ Frank W. Raysor, II
                                         ------------------------------
                                         Frank W. Raysor, II
                                         Attorney-in-Fact (Pursuant to a Power
                                         of Attorney previously filed with the
                                         Securities and Exchange Commission)


                                    MATTHEW BRONFMAN, individually and as
                                    trustee under a certain trust for the
                                    benefit of descendants of the late Samuel
                                    Bronfman

                                    By:  /s/ Frank W. Raysor, II
                                         ------------------------------
                                         Frank W. Raysor, II
                                         Attorney-in-Fact (Pursuant to a Power
                                         of Attorney previously filed with the
                                         Securities and Exchange Commission)

                                    STEPHEN R. BRONFMAN, individually, as
                                    trustee under certain trusts for the benefit of descendants of the late Samuel Bronfman and as director of certain charitable foundations

                                    By:  /s/ Michel Boucher
                                         ------------------------------
                                         Michel Boucher
                                         Attorney-in-Fact (Pursuant to a Power
                                         of Attorney previously filed with the
                                         Securities and Exchange Commission)


                                    ELLEN J. BRONFMAN HAUPTMAN, individually, as trustee under a certain trust for the benefit of descendants of the late Samuel Bronfman and as director of a certain charitable foundation

                                    By:  /s/ Michel Boucher
                                         ------------------------------
                                         Michel Boucher
                                         Attorney-in-Fact (Pursuant to a Power
                                         of Attorney previously filed with the
                                         Securities and Exchange Commission)


                                    MILDRED KALIK, as trustee under certain
                                    trusts for the benefit of descendants of the late Samuel Bronfman

                                    /s/ Mildred Kalik
                                    ------------------------------
                                    MILDRED KALIK


                                    MAYO A. SHATTUCK, III, as trustee under
                                    certain trusts for the benefit of
                                    descendants of the late Samuel Bronfman

                                    By:  /s/ Mildred Kalik
                                         ------------------------------
                                         Mildred Kalik
                                         Attorney-in-Fact (Pursuant to a Power
                                         of Attorney previously filed with the
                                         Securities and Exchange Commission)

                                    JOHN S. WEINBERG, individually, as trustee under a certain trust for the benefit of John S. Weinberg and as trustee under certain trusts for the benefit of descendants of the late Samuel Bronfman

                                    By:  /s/ Mildred Kalik
                                         ------------------------------
                                         Mildred Kalik
                                         Attorney-in-Fact (Pursuant to a Power
                                         of Attorney previously filed with the
                                         Securities and Exchange Commission)


                                    ARNOLD M. LUDWICK, as trustee under a
                                    certain trust for the benefit of descendants of the late Samuel Bronfman and as a director of certain charitable foundations

                                    By:  /s/ Michel Boucher
                                         ------------------------------
                                         Michel Boucher
                                         Attorney-in-Fact (Pursuant to a Power
                                         of Attorney previously filed with the
                                         Securities and Exchange Commission)


                                    ROBERT S. VINEBERG, as trustee under certain trusts for the benefit of descendants of the late Samuel Bronfman

                                    By:  /s/ Michel Boucher
                                         ------------------------------
                                         Michel Boucher
                                         Attorney-in-Fact (Pursuant to a Power
                                         of Attorney previously filed with the
                                         Securities and Exchange Commission)


                                    E. LEO KOLBER, as trustee under certain
                                    trusts for the benefit of descendants of the late Samuel Bronfman

                                    By:  /s/ Michel Boucher
                                         ------------------------------
                                         Michel Boucher
                                         Attorney-in-Fact

                                    SAMUEL MINZBERG, individually and as trustee under certain trusts for the benefit of descendants of the late Samuel Bronfman

                                    By:  /s/ Michel Boucher
                                         ------------------------------
                                         Michel Boucher
                                         Attorney-in-Fact


                                    BRUCE I. JUDELSON, individually and as
                                    trustee under a certain trust for the
                                    benefit of descendants of the late Samuel
                                    Bronfman

                                    By:  /s/ Michel Boucher
                                         ------------------------------
                                         Michel Boucher
                                         Attorney-in-Fact (Pursuant to a Power
                                         of Attorney previously filed with the
                                         Securities and Exchange Commission)


                                    ANDELL INVESTMENTS
                                    (LUXEMBOURG) S.A.R.L.

                                    By:  /s/ Michel Boucher
                                         ------------------------------
                                         Michel Boucher
                                         Attorney-in-Fact